SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):     November 22, 2002



                         APTA HOLDINGS, INC.
           (Exact name of registrant as specified in charter)



  Delaware                    0-26777               22-3662292
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)



                         215 West Main Street
                     Maple Shade, New Jersey  08052
                (Address of principal executive offices)


Registrant's telephone number, including area code      (856) 667-0600

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ITEM 5.  OTHER EVENTS.
---------------------

Pursuant to a share exchange agreement entered into on November 22, 2002 Apta Holdings, Inc. will acquire Convergix Inc., a Canadian corporation which provides a comprehensive software solution, custom programming, and hosting services to mid-sized airlines and aircraft fleet operators.

Apta will acquire Convergix by issuing 25,000,000 shares of its common stock to the shareholders of Convergix in exchange for their Convergix shares.

The share exchange is scheduled to close on December 31, 2002.

After closing, Apta will own 100% of the voting Common Stock of Convergix. Convergix also has outstanding 117.7 Series I Preference Shares. Apta is not acquiring the Series I Preference Shares. The Series One Preference Shares are convertible into common stock of Convergix; if converted, the holders of the Series I Preference Shares will own 10% of the Common Stock of Convergix, and Apta will own 90% of Convergix.

The acquisition will be accomplished pursuant to a share exchange agreement dated November 22, 2002 between Apta; its wholly owned subsidiaries, Intelisys Acquisition Inc., Intelisys (Nova Scotia) Company, and Convergix Inc. For details of the transaction, shareholders should read the share exchange agreement filed with the SEC as an exhibit to this Form 8-k. The agreement provides that Apta will issue 3,295,000 shares of Apta common stock plus 21,705,000 "exchangeable shares" in Intelisys Acquisition Inc. , a subsidiary of Apta. The exchangeable shares have equal voting rights and equal economic value as common shares of Apta. These shares may be exchanged by the holder any time on a 1 for 1 basis for Apta common shares and if not exchanged prior to December 31, 2012, will be exchanged for Apta common shares on that date. Throughout this document, the exchangeable shares are treated as common stock equivalents and the purchase price of Convergix shall be deemed to be 25,000,000 shares of Apta common stock. All references to Apta common stock include the exchangeable shares unless otherwise noted.

The Information Statement

Attached for your review is the Information Statement filed by the Company on December 3, 2002, which contains more complete information concerning this transaction and Convergix. Exhibits to the Information Statement have been set forth as exhibits to this Form 8-K.


Change of Management

Simultaneously with the closing of the transaction, all of the directors and officers of the Company shall resign and the shareholders of Convergix shall designate the new board of directors and the officers of the Company. It is anticipated that the new Board of Directors of the Company will consist of Ralph Eisenschmid, Jock English and Malcolm Little. The new executive officers of the Company shall be: Ralph Eisenschmid, President and CEO; Jock English, V.P. Sales and Marketing; and Malcolm Little, Chief Technology Officer.


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Name Change

After closing, the Company will change its name to "Intelisys Aviation Systems U.S.A. Inc." or another suitable name, to better reflect the new business.

Apta's Current Business

Apta, through its 80% owned subsidiary Beran Corp., originates, sells and services loans to businesses secured by real estate and other business assets ("Business Purpose Loans"), and consumer loans typically to credit impaired borrowers, including automobile loans secured by the title to the automobile and the unconditional guarantee of participating dealers or individual guarantors pre-approved by Beran. After closing the transaction, Apta will sell all of the assets that it owned prior to the closing.

Business of Convergix

Convergix is a provider of integrated software solutions for regional, mid-sized airlines and fleet operators. The principal software suite of Convergix is the Amelia software solution which consists of four fully integrated product-suites that address the operational needs of mid-size airline and fleet operations:

*    Flight Operations
*    Reservations and Scheduling
*    Human Resources
*    Maintenance

Amelia also assists airline operators in key areas such as record keeping, regulatory compliance, capacity planning and resource allocation while managing maintenance requirements to seamlessly optimize operations.

The Amelia solution can be rapidly activated with airline carriers going
online in a matter of days or weeks.   Amelia can be installed directly at
customer locations or hosted by Convergix via the Internet, using Convergix' computer system. This allows Amelia customers to avoid investment in expensive computer hardware and provides a revenue stream to Convergix.

Convergix currently provides services to 13 clients. Client contracts are generally for terms of thirty-six to sixty months with fixed and volume-based charge components.

Convergix is incorporated under the laws of the Province of New Brunswick, Canada. The address and telephone number of its main office is:

        815 Bombardier Street
        Shediac, New Brunswick
        Canada, E4P 1H9
        (506) 532-8515 or 1-877-532-8515

Amendments to Charter

Pursuant to the terms of the share exchange agreement, Apta will amend its certificate of incorporation to:
     1. increase its authorized share capital to 50,000,000 common shares, $0.001 par value per share;

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                                     -3-
     2. create a new class of preference shares, $0.001 par value per share; and
     3. change the name of the company to "Intelisys Aviation Systems U.S.A. Inc." or other suitable name.

Change of Jurisdiction to Florida

After closing, Apta will reincorporate in the state of Florida, or such other state as the Board of Directors shall determine, with the following authorized capital:

          50,000,000 common shares, $.001 par value
          30,000,000 blank check preferred shares, issuable in series

Effect of the Share Exchange

As a result of the share exchange, Convergix will become the operating subsidiary of the Company (indirectly, held through AcquisitionCo and Intelisys (Nova Scotia) Company). The Company will have no assets other than the shares of its direct and indirect subsidiaries. After the completion of the transaction, the issued and outstanding share capital of the Company will be as follows:
                           Number of Common Shares
                           or Other Shares
                           Bearing Voting Rights     Percentage of Voting
Rights
Current Shareholders of
the Company                   3,000,000                   10.7%

Shareholders of Convergix    25,000,000 (1)               89.3%
                             ----------                  -----
Total                        28,000,000                  100%

(1) Voting rights held under the terms of the Exchangeable Shares and the Voting and Exchange Agency Agreement.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

     (a)       Financial Statements of Businesses Acquired.

         As of the date of filing this Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this item 7(a). The financial statements required by this item 7(a), shall be filed by amendment to this Form 8-K not later than sixty days after the date of this initial report on Form 8-K.

     (b)       Pro Forma Financial Information

        Pro forma financial information is included in the Information Statement filed as an exhibit to this Form 8-K.

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                                     -4
     (c)      Exhibits

           10.06  Share Exchange Agreement among Apta Holdings, Inc. , Harry
J. Santoro, Stephen M. Robinson, Convergix Inc., Ralph Eisenschmid in Trust for Intelisys Acquisition Inc., a company to be incorporated, Ralph Eisenschmid in Trust for Intelisys (Nova Scotia) Company, an Unlimited Liability Company to be formed, and Ralph Eisenschmid (on his own behalf and as attorney and agent for the shareholders of Convergix Inc.); dated November 22, 2002

           10.07 Support Agreement between Apta Holdings, Inc., Ralph Eisenschmid in Trust for Intelisys Acquisition Inc., a company to be incorporated, and Ralph Eisenschmid in Trust for Intelisys (Nova Scotia) Company, an Unlimited Liability Company to be formed; dated November 22, 2002


           10.08 Asset Sale Consulting Agreement between Harry J. Santoro and Stephen M. Robinson, and INTELISYS AVIATION SYSTEMS U.S.A. INC. (formerly "Apta Holdings, Inc."), a corporation incorporated under the laws of the State of Delaware; dated November 22, 2002

           10.09 Voting and Exchange Agency Agreement Apta Holdings, Inc., Ralph Eisenschmid in Trust for Intelisys Acquisition Inc., a company to be incorporated, and CARBONARO SUGAR SZWERAS LLP, a law firm carrying on the practice of law in the Province of Ontario; dated November 22, 2002

           10.10 Principal's Guaranty by Harry J. Santoro and Stephen M. Robinson to INTELISYS AVIATION SYSTEMS U.S.A. INC. (formerly "Apta Holdings, Inc."); dated November 22, 2002

          99.1 Definitive Information Statement of Apta Holdings, Inc. as filed with the Securities and Exchange Commission on December 3, 2002.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          APTA HOLDINGS, INC.

                                          /s/ Harry J. Santoro
DATED: December 4, 2002
                                          By: Harry J. Santoro
                                              President




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